                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 27, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

       Delaware                      001-13403                84-1032638
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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                                (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
                                                  -------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On December 27, 2007,  American  Italian Pasta Company (the  "Company")
executed a Second Amendment (the "Amendment") to the Amended and Restated Credit
Agreement, dated as of March 13, 2006, as previously amended, by and between the
Company, various financial institutions and Bank of America, N.A., as lender and administrative agent.

         The terms of the Amendment  provide,  among other things, the extension of certain financial reporting  covenants.  Under the Amendment,  the Company is required  to deliver  its fiscal  2005,  fiscal  2006 and  fiscal  2007  audited financial  statements  to the lenders by June 30,  2008. If the Company does not file these  statements by June 30, 2008, the lenders could declare a default and could impose default interest on the Company.

         The Amendment also lowers the interest the Company  currently pays from
LIBOR plus 600 basis  points to LIBOR plus 550 basis  points  upon  delivery  of fiscal 2005, fiscal 2006 and fiscal 2007 audited financial statements.

         The Amendment also revised the definition of consolidated EBITDA.

         The Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the Amendment.

Item 8.01  Other Events.

         On December 28, 2007, the Company issued a press release announcing the
Amendment and  discussing  durum wheat market  conditions.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

            (d) Exhibits.

            4.1       Second  Amendment,  dated as of December 27, 2007,  to the
                      Amended and Restated Credit  Agreement,  dated as of March
                      13,  2006,  as  previously  amended,  by and  between  the
                      Company,   various  financial  institutions  and  Bank  of
                      America, N.A., as lender and administrative agent.

           99.1       Press release dated December 28, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: December 31, 2007           AMERICAN ITALIAN PASTA COMPANY

                                          By:  /s/  Paul R. Geist
                                              ----------------------------------
                                                Paul R. Geist
                                                Vice President & Controller

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

         4.1                        Second  Amendment,  dated as of December 27,
                                    2007,  to the  Amended and  Restated  Credit
                                    Agreement,  dated as of March 13,  2006,  as
                                    previously   amended,  by  and  between  the
                                    Company,  various financial institutions and
                                    Bank  of  America,   N.A.,   as  lender  and
                                    administrative agent.

         99.1                       Press release dated December 28, 2007.